UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2014

SmartStop Self Storage, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company’s telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On September 5, 2014, SmartStop Self Storage, Inc., formerly known as Strategic Storage Trust, Inc. (the “Registrant”), filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that the Registrant entered into a series of transactions, agreements, and amendments to the Registrant’s existing agreements and arrangements (such agreements and amendments hereinafter referred to collectively as the “Self Administration and Investment Management Transaction”), with Strategic Storage Holdings, LLC (“SSH”) and the Registrant’s advisor, Strategic Storage Advisor, LLC (the “Advisor”), pursuant to which, effective as of August 31, 2014, the Registrant acquired the self storage advisory, asset management, property management and investment management businesses of SSH. This amendment to the Original 8-K amends and supplements Items 9.01(a) and (b) of the Original 8-K to provide the required financial statements and pro forma financial information that were not filed with the Original Form 8-K and that are permitted to be filed by this amendment.

Item 9.01 Financial Statements and Exhibits

The following financial statements are filed as exhibits to this Form 8-K/A and incorporated by reference herein:

(a) Financial Statements of Business Acquired
Strategic Storage Holdings, LLC
Audited Financial Statements:
Independent Auditor’s Report
Consolidated Balance Sheet as of December 31, 2013
Consolidated Statement of Income for the year ended December 31, 2013
Consolidated Statement of Members’ Equity for the year ended December 31, 2013
Consolidated Statement of Cash Flows for the year ended December 31, 2013
Notes to Consolidated Financial Statements
Unaudited Financial Statements:
Consolidated Balance Sheets (Unaudited) as of June 30, 2014 and December 31, 2013
Consolidated Statements of Income (Unaudited) for the six months ended June 30, 2014 and 2013
Consolidated Statement of Members’ Equity (Unaudited) for the six months ended June 30, 2014
Consolidated Statements of Cash Flows (Unaudited) for the six months ended June 30, 2014 and 2013
Notes to Consolidated Financial Statements
(b) Pro Forma Financial Information
SmartStop Self Storage, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations:
Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2013
Pro Forma Consolidated Statement of Operations (Unaudited) for the six months ended June 30, 2014
Notes to Unaudited Pro Forma Consolidated Statements of Operations
(c) Exhibits

23.1	Consent of CohnReznick LLP

99.1	Audited financial statements of Strategic Storage Holdings, LLC for the year ended December 31, 2013

99.2	Unaudited financial statements of Strategic Storage Holdings, LLC for the six months ended June 30, 2014 and 2013

99.3	Unaudited pro forma financial statements of SmartStop Self Storage, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE, INC.

Date: November 17, 2014	By:	/s/ Michael S. McClure
Michael S. McClure
Executive Vice President and Chief Financial Officer

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